SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   December 3, 1996

                                CRIIMI MAE Inc.
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            (Exact name of registrant as specified in its charter)



     Maryland                       1-10360                      52-1622022
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(State or other jurisdiction   (Commission File Number)     (I.R.S Employer
     of incorporation)                                     Identification No.)



11200 Rockville Pike, Rockville, Maryland                           20852
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(Address of principal executive office)                           (Zip code)


Registrant's telephone number including area code (301) 816-2300

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       (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4

Item 5. Other Events.
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     CRIIMI MAE Inc.(the "Company") has issued, pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on July 13, 1994 (Commission File Number 33-54267), as amended by Post-Effective Amendment No. 1 thereto dated February 1, 1996 (the "Registration Statement"), and as supplemented by a Prospectus Supplement thereto dated December 3, 1996 (the "Prospectus Supplement"), 75,000 shares of Series A Cumulative Convertible Preferred Stock of the Company, $.01 par value per share (the "Preferred Shares"), at an aggregate price to public of $7,500,000. The Preferred Shares were placed with a single European institutional investor pursuant to the terms of that certain Preferred Stock Purchase Agreement, which is incorporated in its entirety by reference in response to this Item 5. The Preferred Shares were issued pursuant to the exercise of an option which the Company acquired in June 1996 for $75,000. In connection with this offering, the Company paid an additional $75,000 (equal to $1.00 per Preferred Share) to exercise such put option. The Company issued a press release on December 4, 1996 concerning the issuance of the Preferred Shares, a copy of which is attached hereto as Exhibit 99.1, and is incorporated in its entirety by reference in response to this Item 5.

     The terms and provisions of the Preferred Shares are set forth in the Articles Supplementary to the Articles of Incorporation of the Company, which is incorporated in its entirety by reference in response to this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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     4.1*     Form of Articles Supplementary with respect to Preferred Shares

     4.2*     Form of specimen certificate representing Preferred Shares

    10.1*     Form of Preferred Stock Purchase Agreement

    99.1      Press Release
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    * Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on July 2, 1996.


                                     Page 2

                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CRIIMI MAE Inc.


Date: December 6, 1996                   By: /s/ H. William Willoughby
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                                             H. William Willoughby
                                             President



                               Page 3

                            INDEX TO EXHIBITS

                                FORM 8-K

                                                                         Page
                                                                         ----

4.1*   Form of Articles Supplementary with respect to Preferred Shares

4.2*   Form of specimen certificate representing Preferred Shares

10.1*  Form of Preferred Stock Purchase Agreement

99.1   Press Release                                                        5

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* Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on July 2, 1996.

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